UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01731

SOURCE CAPITAL, inc.

(Exact name of registrant as specified in charter)

11601 WILSHIRE BLVD., STE. 1200

LOS ANGELES, CALIFORNIA 90025

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

J. RICHARD ATWOOD, PRESIDENT SOURCE CAPITAL, INC. 11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA 90025	MARK D. PERLOW, ESQ. DECHERT LLP ONE BUSH STREET, STE. 1600 SAN FRANCISCO, CA 94104

Registrant’s telephone number, including area code: (310) 473-0225

Date of fiscal year end: December 31

Date of reporting period: June 30, 2021

Item 1: Report to Shareholders.

(a)	The Report to Shareholders is attached herewith.

SOURCE CAPITAL, INC.

2021

SEMIANNUAL REPORT

for the six months ended June 30, 2021

(This page has been left blank intentionally.)

SOURCE CAPITAL, INC.
LETTER TO SHAREHOLDERS

DEAR SHAREHOLDERS:

Overview

Source Capital Inc.'s ("Source" or "Fund") net asset value (NAV) increased 3.34% in 2021's second quarter and 27.19% for the trailing twelve months.

Source's performance and that of its underlying equity exposure are captured in the following table:

Exhibit A: Performance Versus Indices1

	Q2 2021	Trailing 12-month
Source Capital (NAV)	3.34%	27.19%
Source Capital—Equity (Gross)	3.87%	33.98%
60% MSCI ACWI/40% BB U.S. Agg	5.15%	22.19%
60% S&P 500/40% BB U.S. Agg	5.84%	23.02%

Exhibit B: Portfolio Exposure2

Q2 2021
Equity
Common Stocks	55.5%
Common Stocks—SPACs	6.1%
Total Equity	61.6%
Credit
Public	19.6%
Private (Invested assets only)	11.2%
Total Credit	30.8%
Other	0.1%
Cash	7.5%
Total	100%

Portfolio Discussion

Equity

As stewards of your capital, we presently find ourselves feeling uncomfortably comfortable, which we find an odd sensation. We don't mean to imply that we feel complacent; however, the Fund's cash levels are significantly lower than in recent years. With a relatively modest amount of dry powder, we no longer wake each morning hoping for a market pullback that offers a flood of potential bargains. Instead, we would now be happy with a sale in just one section of the store, allowing us to pick up a few discounted securities to go along with a shopping cart that is already relatively full—and we may have tempted fate and invited such an opportunity with our opening line.

But just because we do not currently welcome a large drawdown for the markets, it does not mean that it will not happen. In fact, we are virtually certain at some point it will, but we just can't tell you when. Though the portfolio will not be immune to the next selloff, whenever it may arrive, we remain committed to seeking equity-like returns over the long-term while avoiding permanent impairment of capital.

1  Comparison to the indices is for illustrative purposes only. The Fund does not include outperformance of any index or benchmark in its investment objectives. An investor cannot invest directly in an index. No representation is being made that any account, product or strategy will or is likely to achieve profits, losses, or results similar to those shown. The Equity (Gross) return of the Fund is presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented. Equity (Gross) includes common and preferred stocks. Gross equity performance does not represent the return an investor in the Fund can or should expect to receive. Fund shareholders may only invest or redeem their shares at market value (NYSE: SOR), which may be higher or lower than the Fund's net asset value (NAV).

2  Source: FPA, Morningstar, as of June 30, 2021. Portfolio composition will change due to ongoing management of the Fund. Cash includes the non-invested portion of private credit investments.

  Past results are no guarantee, nor are they indicative, of future results.

SOURCE CAPITAL, INC.

Consistent with the above philosophy, back in Q4 2019 the Fund began reporting contributors and detractors on a trailing twelve-month basis rather than the most recent quarter. Quarterly price movements are generally not much more than "noise," frequently reversing in the coming months or quarters. It is therefore more informative to focus on what has happened in the most recent year.3

The top contributors to and detractors from the Fund's trailing twelve-month returns are listed below.

Exhibit C: Trailing Twelve Month Contributors and Detractors as of June 30, 20214

Contributors	Perf. Cont.	Avg. % of Port.	Detractors	Perf. Cont.	Avg. % of Port.
Alphabet	2.23%	3.7%	McDermott (multiple issues)	-0.77%	0.4%
AIG	1.51%	2.7%	Nexon	-0.04%	1.0%
Comcast	1.36%	3.1%	Just Eat Takeaway	-0.03%	0.1%
TE Connectivity	1.32%	2.4%	JDE Peet's	-0.03%	0.1%
Wells Fargo	1.26%	1.6%	Jardine Strategic	-0.02%	0.1%
	7.68%	13.5%		-0.89%	1.7%

Truth be told, even one year does not align with how we view the world. Of course a longer than average holding period does not guarantee higher than average returns, but it reflects how we are willing to manage your capital (with ours alongside) in a differentiated manner in our quest for differentiated after-tax returns.

In fact, there have been many situations where the Fund has held names for multi-year periods, and there were periods during those times where performance lagged. While it certainly would have aided Fund returns if it had been able to enter, exit, and ultimately re-enter each name to avoid the periods of fallow results, such ambidexterity is easier said than done. We say this with experience, having previously sold shares in high quality equities assured in the belief they would be able to repurchase them in the future at a lower price. Oddly, even when the shares did subsequently trade off, we demonstrated an uncanny consistency for proclaiming the right price for re-entry to be some 5-10% lower than where the shares ultimately bottomed. This has led us to conclude that when it comes to investing in quality equities, one of the keys to generating attractive compound returns is to not interfere with the process of compounding.

So, while at times it may look like we are sitting on names that are stuck in the mud, it is fair to assume we are not overly perturbed by short-term underperformance provided we remain confident that such securities are simply building kinetic energy ahead of delivering future gains. In this manner you can think of us coming into the office each day and not eating the marshmallow lying on our desk, confident that our delayed gratification will be rewarded in the form of a much larger marshmallow at a future date.

Stepping back for a moment, many managers start with an index benchmark when constructing their portfolio and then play a game of over- or underweighting various names or sectors. In sharp contrast, we start with a completely blank page and have a portfolio that looks nothing like any index we have ever observed. So, while we own many well-known companies, such as three of the FAANG constituents, which we believe are reasonably valued, we also round out our holdings with a collection of names that either remain starkly out of favor or are largely absent from the major indices.5 Examples of such securities include our Asian holding companies such as LG Corp, Samsung C&T, Softbank, and Swire Pacific, as well as our "Chinternet"-focused positions in Alibaba, Naspers/Prosus, and Baidu.6

Though we have discussed the Chinese internet conglomerates regularly in prior commentaries, LG Corp, Samsung C&T, and Softbank are names that were purchased in 2020, and we have yet to publicly profile. Interestingly, LG Corp and Samsung C&T trade at discounts to our estimates of intrinsic value greater than 50% based exclusively on publicly traded marks, while also trading at a

3  The Q4 2019 Commentary can be found at: https://fpa.com/docs/default-source/funds/source-capital/literature/quarterly-commentaries/source-capital-commentary-q4-2019.pdf?sfvrsn=2e30929d_6

4  Reflects the top five contributors and detractors to the Fund's performance based on contribution to return for the trailing twelve months ("TTM"). Contribution is presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented. The information provided does not reflect all positions purchased, sold or recommended by FPA during the quarter. A copy of the methodology used and a list of every holding's contribution to the overall Fund's performance during the TTM is available by contacting FPA Client Service at crm@fpa.com. It should not be assumed that recommendations made in the future will be profitable or will equal the performance of the securities listed.

5  The FAANG constituents include: Facebook (FB), Apple (AAPL), Amazon (AMZN), Netflix (NFLX), and Alphabet (GOOG).

6  Portfolio composition will change due to ongoing management of the Fund. It should not be assumed that recommendations made in the future will be profitable or will equal the performance of the securities listed. This is not a recommendation for a specific security and these securities may not be in the Fund at the time you receive this commentary. The portfolio holdings as of the most recent quarter-end may be obtained at www.fpa.com.

  Past results are no guarantee, nor are they indicative, of future results.

SOURCE CAPITAL, INC.

single digit multiple to our estimates of look through after-tax earnings for 2021. As for Softbank, look through earnings are challenging to calculate due to limited disclosure for many of the private holdings, but the discount to intrinsic value estimates based on private and public marks is similarly wide to the other two names. Regardless, in all instances we are afforded the privilege of investing alongside the controlling family or founder, and moreover, we believe the underlying asset quality of each conglomerate has significant appeal.

As for Alibaba, Tencent and Baidu, we believe they trade at very wide discounts to intrinsic value estimates based on the "sum of the parts"—a four word phrase often thought of as a curse word for investors with time horizons shorter than our own. While we readily acknowledge many of these "parts" may not contribute to earnings for several years, as genuine long-term oriented investors, we relish the opportunity pick up cheap or even free options, as we believe exists in the form of autonomous driving within Baidu or the cloud business within Alibaba. This is no different to how we viewed asymmetric optionality in past years in the form of Waymo/YouTube within Alphabet, and Oculus/WhatsApp within Facebook.

Speaking of free options, we have also spent the past quarter assembling a portfolio of special purpose acquisition companies or "SPACs", for which we see a positively skewed potential for returns versus the commensurate risk. For those not familiar, a SPAC is a non-operating corporate shell set up by a sponsor to pursue an acquisition of an unknown business on unknown terms. Mechanically, a SPAC's IPO proceeds are placed into an interest bearing trust, and the money in trust can only be used to complete an acquisition or it will be returned to investors if the sponsor fails to complete a deal (typically a two-year window from the SPAC IPO).

In each case, we seek to acquire the SPACs at roughly equal to or slightly less than the trust value per share, mitigating the long-term risk of a permanent loss of capital. The upside occurs if the market takes a favorable view on a potential deal, which would result in the shares trading at a premium to trust value and provide the option to exit the holdings with a capital gain. Alternatively, should investors take a dim view of an announced transaction, we could simply exercise our redemption rights to receive the trust value of the shares in cash.

Quite often we are also buying a share in a SPAC with a unit for warrants attached. In this instance, we have the opportunity to retain the warrants and participate in the future upside of the SPAC even if we choose to sell or redeem the shares prior to the closing of the actual acquisition. In summary, we view our SPAC basket as a case of "heads we win, tails we don't lose."7

Fixed income

Traditional

During the second quarter, Treasury yields rose for maturities less than four years and declined for maturities greater than four years as the market digested strong inflation data and Federal Reserve commentary suggesting that monetary policy could be tightened sooner than had previously been expected. Meanwhile, credit spreads continued to decline in both investment grade and high-yield-rated debt.8 While economic growth has recently been robust, COVID-19 and its variants create uncertainty regarding the persistence of that growth and, consequently, the future path of inflation and rates. Despite higher risk-free rates in short-maturity bonds, yields are still low on an absolute basis across the yield curve, creating an unattractive yield environment that we believe offers insufficient compensation for duration and/or credit risk. As such, in our view, the investment opportunity set is limited and we remain focused on protecting capital while trying to earn a return that does not unduly expose our investors to uncompensated credit and mark-to-market risk.

In line with our view that the market is expensive, during the quarter we deployed capital into high-quality, short-duration bonds that we believe will preserve capital in the short and long term as we await more attractive buying opportunities. These investments included, among other things, ABS backed by subprime or prime quality borrowers, CLOs backed by corporate loans, CLOs backed by commercial real estate loans, and equipment ABS.

Private credit

The Fund's private credit holdings continue to ramp. The Fund's exposure (committed + invested capital) increased to 18.2% at quarter end vs. 11.7% at the end of 2020.

7  SPACs involve risks. There is no guarantee that the Fund's investments in SPACs will be profitable. Please see Important Disclosures for more information about the risks of investing in SPACs.

8  Investments rated BBB or above are considered investment grade. Credit ratings BB and below are lower-rated investments. Non-investment grade, including high yield, investments involve higher risks than investment grade investments. Investments with credit ratings of CCC or below have a higher default risk.

  Past results are no guarantee, nor are they indicative, of future results.

SOURCE CAPITAL, INC.

Corporate and other

Distribution and yield

On August 9, 2021, the Fund's Board declared monthly Fund distributions at the current rate of 18.5 cents per share through November 2021. This equates to an annualized 4.9% unlevered distribution rate based on the Fund's closing market price on June 30, 2021. We currently expect the vast majority of the year's distribution to be in the form of income and capital gains, rather than return of capital.

Share buyback

During the quarter, a total of 28,175 shares of Source were repurchased, representing 0.34% of the outstanding shares, at an average price of $44.73 per share and at an average discount to net asset value ("NAV") of 8.40%.

Discount to NAV

The Fund's discount to NAV closed at 6.72% on June 30, 2021, down from 8.40% the end of Q1 and 11.96% at year-end 2020. The average discount to NAV for Q2 was 8.38%. We believe this compares favorably to the average discount of 10.65% for Q1 and 10.70% over the trailing twelve months.9

Closing

In order to optimize the likelihood of future success, we operate in a perpetual state of adaptation. We tackle each day in the hopes that we learn something new that helps us to be better prepared to face the inevitable challenges and act on new opportunities.

Al Osborne, a long-time Source Shareholder one of the FPA Fund's valued independent board members, offered us this observation from the novelist, playwright, essayist, poet, and activist James Baldwin, "Not everything that is faced can be changed, but nothing can be changed until it is faced."10 We can't bend the world to our will, but we can always improve.

Thank you for entrusting us with your capital.

Respectfully submitted,

Source Capital Portfolio Management Team

August 10, 2021

9  Source: FPA. The averages are calculated using daily discount rates.

10  James Baldwin, As much truth as one can bear (New York Times, 1942), Section T, page 11.

  Past results are no guarantee, nor are they indicative, of future results.

SOURCE CAPITAL, INC.

Important Disclosures

This Commentary is for informational and discussion purposes only and does not constitute, and should not be construed as, an offer or solicitation for the purchase or sale with respect to any securities, products or services discussed, and neither does it provide investment advice. This Commentary does not constitute an investment management agreement or offering circular.

On December 1, 2015, a new portfolio management team assumed management of the Fund and the Fund transitioned to a balanced strategy. Performance prior to December 1, 2015 reflects the performance of the prior portfolio manager and investment strategy and is not indicative of performance for any subsequent periods.

Current performance information is updated monthly and is available by calling 1-800-982-4372 or by visiting www.fpa.com. Performance data quoted represents past performance, which is no guarantee of future results. Current performance may vary from the performance quoted. The returns shown for Source Capital are calculated at net asset value per share, including reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions, which would lower these figures. Since Source Capital is a closed-end investment company and its shares are bought and sold on the New York Stock Exchange, your performance may also vary based upon the market price of the common stock.

The Fund is managed according to its investment strategy which may differ significantly in terms of security holdings, industry weightings, and asset allocation from those of the comparative indices. Overall Fund performance, characteristics and volatility may differ from the comparative indices shown.

There is no guarantee the Fund's investment objectives will be achieved. You should consider the Fund's investment objectives, risks, and charges and expenses carefully before you invest. You can obtain additional information by visiting the website at www.fpa.com, by email at crm@fpa.com, toll free by calling 1-800-279-1241 (option 1), or by contacting the Fund in writing.

The views expressed herein and any forward-looking statements are as of the date of this publication and are those of the portfolio management team. Future events or results may vary significantly from those expressed and are subject to change at any time in response to changing circumstances and industry developments. This information and data has been prepared from sources believed reliable, but the accuracy and completeness of the information cannot be guaranteed and is not a complete summary or statement of all available data.

Portfolio composition will change due to ongoing management of the Fund. References to individual financial instruments or sectors are for informational purposes only and should not be construed as recommendations by the Fund or the portfolio managers. It should not be assumed that future investments will be profitable or will equal the performance of the financial instrument or sector examples discussed. The portfolio holdings as of the most recent quarter-end may be obtained atwww.fpa.com.

Investing in closed-end funds involves risk, including loss of principal. Closed-end fund shares may frequently trade at a discount (less than) or premium (more than) to their net asset value. If the Fund's shares trade at a premium to net asset value, there is no assurance that any such premium will be sustained for any period of time and will not decrease, or that the shares will not trade at a discount to net asset value thereafter.

Capital markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. It is important to remember that there are risks inherent in any investment and there is no assurance that any investment or asset class will provide positive performance over time.

The Fund may purchase foreign securities, including American Depository Receipts (ADRs) and other depository receipts, which are subject to interest rate, currency exchange rate, economic and political risks; these risks may be heightened when investing in emerging markets. Non-U.S. investing presents additional risks, such as the potential for adverse political, currency, economic, social or regulatory developments in a country, including lack of liquidity, excessive taxation, and differing legal and accounting standards. Non-U.S. securities, including American Depository Receipts (ADRs) and other depository receipts, are also subject to interest rate and currency exchange rate risks.

The return of principal in a fund that invests in fixed income securities is not guaranteed. The Fund's investments in fixed income securities have the same issuer, interest rate, inflation and credit risks that are associated with underlying bonds owned by the Fund. Such investments may be secured, partially secured or unsecured and may be unrated, and whether or not rated, may have speculative characteristics. The market price of the Fund's fixed income investments will change in response to changes in interest rates and other factors.

Generally, when interest rates go up, the value of fixed income securities, such as bonds, typically go down (and vice versa) and investors may lose principal value. Credit risk is the risk of loss of principle due to the issuer's failure to repay a loan. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults, the security may lose some or all its value. Lower rated bonds, convertible securities and other types of debt obligations involve greater risks than higher rated bonds.

SOURCE CAPITAL, INC.

Mortgage securities and collateralized mortgage obligations (CMOs) are subject to prepayment risk and the risk of default on the underlying mortgages or other assets; such derivatives may increase volatility. Convertible securities are generally not investment grade and are subject to greater credit risk than higher-rated investments. High yield securities can be volatile and subject to much higher instances of default. The Fund may experience increased costs, losses and delays in liquidating underlying securities should the seller of a repurchase agreement declare bankruptcy or default.

The ratings agencies that provide ratings are Standard and Poor's, Moody's, and Fitch. Credit ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade. Credit ratings of BB and below are lower-rated securities (junk bonds). High-yielding, non-investment grade bonds (junk bonds) involve higher risks than investment grade bonds. Bonds with credit ratings of CCC or below have high default risk.

Private placement securities are securities that are not registered under the federal securities laws, and are generally eligible for sale only to certain eligible investors. Private placements may be illiquid, and thus more difficult to sell, because there may be relatively few potential purchasers for such investments, and the sale of such investments may also be restricted under securities laws.

The Fund may use leverage. While the use of leverage may help increase the distribution and return potential of the Fund, it also increases the volatility of the Fund's net asset value (NAV), and potentially increases volatility of its distributions and market price. There are costs associated with the use of leverage, including ongoing dividend and/or interest expenses. There also may be expenses for issuing or administering leverage. Leverage changes the Fund's capital structure through the issuance of preferred shares and/or debt, both of which are senior to the common shares in priority of claims. If short-term interest rates rise, the cost of leverage will increase and likely will reduce returns earned by the Fund's common stockholders.

Value style investing presents the risk that the holdings or securities may never reach their full market value because the market fails to recognize what the portfolio management team considers the true business value or because the portfolio management team has misjudged those values. In addition, value style investing may fall out of favor and underperform growth or other styles of investing during given periods.

Investing in Special Purpose Acquisition Companies ("SPACS") involves risks. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity's management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. SPACs are not required to provide the depth of disclosures or undergo the rigorous due diligence of a traditional initial public offering (IPO). Investors in SPACs may become exposed to speculative investments, foreign or domestic, in higher risk sectors/industries. SPAC investors generally pay certain fees and give the sponsor certain incentives (e.g., discounted ownership stakes) not found in traditional IPOs. Certain conflicts of interest may arise between investors and sponsors because of these fees and incentives. Other risks of investing in SPACS include, but is not limited to: (i) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction; (ii) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (iii) any proposed merger or acquisition may be unable to obtain the requisite approval, if any of SPAC shareholders; (iv) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (v) the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (vi) the Fund will be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (vii) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (viii) no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest's intrinsic value; and (ix) the values of investments in SPACs may be highly volatile and may depreciate significantly over time.

Distribution Rate

Distributions may include ordinary income, net capital gains and/or returns of capital. Generally, a return of capital would occur when the amount distributed by the Fund includes a portion of (or is comprised entirely of) your investment in the Fund in addition to (or rather than) your pro-rata portion of the Fund's net income or capital gains. The Fund's distributions in any period may be more or less than the net return earned by the Fund on its investments, and therefore should not be used as a measure of performance or confused with "yield" or "income." A return of capital is not taxable; rather it reduces a shareholder's tax basis in his or her shares of the Fund. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a separate written Section 19 notice. Such notices are provided for informational purposes only, and should not be used for tax reporting purposes. Final tax characteristics of all Fund distributions will be provided on Form 1099-DIV, which is mailed after the close of the calendar year.

The Fund's distribution rate may be affected by numerous factors, including changes in realized and projected market returns, Fund performance, and other factors. There can be no assurance that a change in market conditions or other factors will not result in a change in the Fund's distribution rate at a future time.

SOURCE CAPITAL, INC.

Index Definitions

Comparison to any index is for illustrative purposes only and should not be relied upon as a fully accurate measure of comparison. The Fund may be less diversified than the indices noted herein, and may hold non-index securities or securities that are not comparable to those contained in an index. Indices will hold positions that are not within the Fund's investment strategy. Indices are unmanaged and do not reflect any commissions, transaction costs, or fees and expenses which would be incurred by an investor purchasing the underlying securities and which would reduce the performance in an actual account. You cannot invest directly in an index. The Fund does not include outperformance of any index in its investment objectives.

S&P 500 Index includes a representative sample of 500 hundred companies in leading industries of the U.S. economy. The Index focuses on the large-cap segment of the market, with over 80% coverage of U.S. equities, but is also considered a proxy for the total market.

MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to represent performance of the full opportunity set of large- and mid-cap stocks across 23 developed and 26 emerging markets.

Bloomberg Barclays U.S. Aggregate Bond Index provides a measure of the performance of the US investment grade bonds market, which includes investment grade US Government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Index must have at least 1-year remaining in maturity. In addition, the securities must be denominated in US dollars and must be fixed rate, nonconvertible, and taxable.

60% S&P 500/ 40% Bloomberg Barclays U.S. Aggregate Bond Index is a hypothetical combination of unmanaged indices and comprises 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

60% MSCI ACWI/ 40% Bloomberg Barclays U.S. Aggregate Bond Index is a hypothetical combination of unmanaged indices and comprises 60% MSCI ACWI Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

Other Definitions

Discount to Net Asset Value (NAV) is a pricing situation when an exchange-trade fund (ETF) or mutual fund's market trading price is lower than its daily net asset value (NAV).

Net Asset Value (NAV) represents the net value of a mutual fund and is calculated as the total value of the fund's assets minus the total value of its liabilities, and is shown as a per share price.

Volatility is a statistical measure of the dispersion of returns for a given security or market index. In most cases, the higher the volatility, the riskier the security. Volatility is often measured as either the standard deviation or variance between returns from that same security or market index.

©2021 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted by Morningstar to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

You can obtain additional information by visiting the website at www.fpa.com, by email at crm@fpa.com, toll free by calling 1-800-279-1241 (option 1), or by contacting the Fund in writing.

SOURCE CAPITAL, INC.
PORTFOLIO SUMMARY

June 30, 2021
(Unaudited)

Common Stocks		55.0%
Internet Media	7.3%
Semiconductor Devices	6.7%
Cable & Satellite	4.8%
Cement & Aggregates	3.6%
Investment Companies	2.7%
Electrical Components	2.7%
P&C Insurance	2.5%
Diversified Banks	2.5%
Application Software	2.3%
Insurance Brokers	2.2%
Industrial Distribution & Rental	2.1%
Banks	2.1%
Railroad Rolling Stock	1.3%
Chemicals	1.2%
Base Metals	1.1%
Apparel, Footwear & Accessory Design	1.1%
Infrastructure Software	0.9%
Commercial & Residential Building Equipment & Systems	0.9%
Telecom Carriers	0.9%
Food Services	0.9%
Midstream — Oil & Gas	0.9%
Household Products	0.8%
E-Commerce Discretionary	0.7%
Real Estate Owners & Developers	0.6%
Hotels, Restaurants & Leisure	0.4%
Internet Based Services	0.4%
Energy	0.3%
Medical Equipment	0.3%
Integrated Utilities	0.3%
Oil & Gas Services & Equipment	0.2%
Entertainment Content	0.2%
Retailing	0.1%
Special Purpose Acquisition Companies		6.1%
Limited Partnerships		5.0%
Preferred Stocks		0.1%
Closed End Fund		0.5%
Rights / Warrants		0.0%
Bonds & Debentures		25.8%
Asset-Backed Securities	8.9%
Corporate Bonds & Notes	7.6%
Corporate Bank Debt	6.2%
Residential Mortgage-Backed Securities	3.0%
Commercial Mortgage-Backed Securities	0.1%
Short-term Investments		7.9%
Other Assets And Liabilities, Net		(0.4)%
Net Assets		100.0%

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS

June 30, 2021
(Unaudited)

COMMON STOCKS	Shares	Fair Value
INTERNET MEDIA — 7.3%
Alphabet, Inc. (Class A)(a)	2,566	$6,265,633
Alphabet, Inc. (Class C)(a)	2,566	6,431,217
Baidu, Inc. (ADR) (China)(a)	8,210	1,674,019
Facebook, Inc. (Class A)(a)	17,317	6,021,294
Naspers, Ltd. (N Shares) (South Africa)	36,294	7,620,190
Prosus NV (Netherlands)(a)	18,189	1,778,681
		$29,791,034
SEMICONDUCTOR DEVICES — 6.7%
Analog Devices, Inc.	69,581	$11,979,065
Broadcom, Inc.	24,229	11,553,357
NXP Semiconductors NV (Netherlands)	18,460	3,797,591
		$27,330,013
CABLE & SATELLITE — 4.8%
Charter Communications, Inc. (Class A)(a)	7,591	$5,476,527
Comcast Corp. (Class A)	245,529	14,000,064
		$19,476,591
CEMENT & AGGREGATES — 3.6%
HeidelbergCement AG (Germany)	36,756	$3,152,826
LafargeHolcim Ltd. (Switzerland)(a)	190,830	11,446,706
		$14,599,532
INVESTMENT COMPANIES — 2.7%
Groupe Bruxelles Lambert SA (Belgium)	100,190	$11,207,621
ELECTRICAL COMPONENTS — 2.7%
TE Connectivity, Ltd. (Switzerland)	81,403	$11,006,500
P&C INSURANCE — 2.5%
American International Group, Inc.	216,025	$10,282,790
DIVERSIFIED BANKS — 2.5%
Citigroup, Inc.	130,269	$9,216,532
Flutter Entertainment plc (Ireland)(a)	1,905	346,395
Gulfport Energy Corp.(a)	9,264	599,381
LX Holdings Corp. (South Korea)(a)	6,728	67,211
		$10,229,519
APPLICATION SOFTWARE — 2.3%
Entain plc (Isle of Man)(a)	55,669	$1,344,156
Epic Games, Inc.(b)(c)(d)	4,347	3,847,095
Nexon Co. Ltd. (Japan)	138,703	3,091,306
Open Text Corp. (Canada)	21,350	1,084,580
		$9,367,137
INSURANCE BROKERS — 2.2%
Aon plc (Class A) (Britain)	36,646	$8,749,599
Willis Towers Watson plc (Britain)	1,466	337,209
		$9,086,808
INDUSTRIAL DISTRIBUTION & RENTAL — 2.1%
Howmet Aerospace, Inc.(a)	92,788	$3,198,403
LG Corp. (South Korea)	60,228	5,481,836
		$8,680,239

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2021
(Unaudited)

COMMON STOCKS (Continued)	Shares	Fair Value
BANKS — 2.1%
Wells Fargo & Co.	190,934	$8,647,401
RAILROAD ROLLING STOCK — 1.3%
Westinghouse Air Brake Technologies Corp.	64,780	$5,331,394
CHEMICALS — 1.2%
International Flavors & Fragrances, Inc.	32,254	$4,818,748
BASE METALS — 1.1%
Glencore plc (Switzerland)(a)	1,096,310	$4,692,888
APPAREL, FOOTWEAR & ACCESSORY DESIGN — 1.1%
Cie Financiere Richemont SA (Switzerland)	38,685	$4,680,665
INFRASTRUCTURE SOFTWARE — 0.9%
FirstEnergy Corp.	103,980	$3,869,096
COMMERCIAL & RESIDENTIAL BUILDING EQUIPMENT & SYSTEMS — 0.9%
Samsung C&T Corp. (South Korea)	30,300	$3,672,646
TELECOM CARRIERS — 0.9%
SoftBank Group Corp. (Japan)	51,446	$3,600,456
FOOD SERVICES — 0.9%
JDE Peet S NV (Netherlands)(a)	72,013	$2,612,916
Just Eat Takeaway.com NV (Netherlands)(a)(e)	10,001	923,436
		$3,536,352
MIDSTREAM — OIL & GAS — 0.9%
Kinder Morgan, Inc.	190,941	$3,480,854
HOUSEHOLD PRODUCTS — 0.8%
Unilever plc (Britain)	53,936	$3,157,120
E-COMMERCE DISCRETIONARY — 0.7%
Alibaba Group Holding Ltd. (ADR) (China)(a)	12,096	$2,743,131
REAL ESTATE OWNERS & DEVELOPERS — 0.6%
Swire Pacific Ltd. (Class A) (Hong Kong)	378,440	$2,566,215
HOTELS, RESTAURANTS & LEISURE — 0.4%
Marriott International, Inc. (Class A)(a)	12,866	$1,756,466
INTERNET BASED SERVICES — 0.4%
Booking Holdings, Inc.(a)	678	$1,483,525
ENERGY — 0.3%
PHI Group, Inc.(a)(d)	26,711	$427,109
PHI Group, Inc., Restricted(a)(d)	57,741	923,278
		$1,350,387
MEDICAL EQUIPMENT — 0.3%
Olympus Corp. (Japan)	63,770	$1,267,421
INTEGRATED UTILITIES — 0.3%
PG&E Corp.(a)	114,773	$1,167,241
OIL & GAS SERVICES & EQUIPMENT — 0.2%
McDermott International Ltd.(a)	1,584,057	$776,188

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2021
(Unaudited)

COMMON STOCKS (Continued)	Shares	Fair Value
ENTERTAINMENT CONTENT — 0.2%
Netflix, Inc.(a)	1,282	$677,165
RETAILING — 0.1%
Copper Earn Out Trust(b)(c)(d)	2,141	$24,086
Copper Property CTL Pass Through Trust(a)(b)(c)(d)	16,058	293,059
		$317,145
TOTAL COMMON STOCKS — 55.0% (Cost $152,762,551)		$224,650,288
SPECIAL PURPOSE ACQUISITION COMPANIES(a) — 6.1%
Accelerate Acquisition Corp.	139	$1,402
African Gold Acquisition Corp.	13,383	135,302
Agile Growth Corp.	73,868	736,464
Alkuri Global Acquisition Corp. (A Shares)	946	1,381
Alkuri Global Acquisition Corp. (Class A)	3,786	37,481
Angel Pond Holdings Corp.	47,006	470,060
Ares Acquisition Corp.	21,898	218,980
Athena Technology Acquisition Corp.	22,614	225,462
Atlantic Coastal Acquisition Corp.	94,089	935,245
Avanti Acquisition Corp. (Cayman Islands)	179,000	1,829,380
Broadscale Acquisition Corp.	52,761	527,082
Churchill Capital Corp. VII	36,377	364,134
Colonnade Acquisition Corp. II	78,438	779,674
COVA Acquisition Corp.	25,443	256,720
DHC Acquisition Corp.	39,560	397,182
Digital Transformation Opportunities Corp.	5,496	54,410
Disruptive Acquisition Corp. I	78,438	782,027
ESM Acquisition Corp.	12	120
Flame Acquisition Corp.	78,434	796,105
Forest Road Acquisition Corp. II	49,264	494,364
Fortress Value Acquisition Corp. IV	5,744	57,440
FTAC Hera Acquisition Corp.	9,486	95,287
Fusion Acquisition Corp. II	13,221	132,078
GigCapital4, Inc.	81,114	622,352
Glenfarne Merger Corp.	78,770	780,611
Global Partner Acquisition Corp. II	27,013	267,429
Golden Arrow Merger Corp.	78,438	779,674
Gores Holdings VII, Inc.	185	1,865
Gores Holdings VIII, Inc.	5,472	54,611
Gores Technology Partners II, Inc.	495	5,024
GX Acquisition Corp. II	49,428	493,291
Haymaker Acquisition Corp. III	558	5,597
Hudson Executive Investment Corp. III	94,802	947,072
InterPrivate IV InfraTech Partners, Inc.	64,256	639,347
ION Acquisition Corp. 3 Ltd. (A Shares) (Israel)	45,188	443,294
Kismet Acquisition Three Corp.	78,438	783,596
Landcadia Holdings IV, Inc.	94,488	940,156
Lazard Growth Acquisition Corp. I	1,580	15,800
Lead Edge Growth Opportunities Ltd.	8,532	85,320
Mason Industrial Technology, Inc.	57,729	581,331
Mission Advancement Corp.	46,569	465,224
Monument Circle Acquisition Corp.	5,326	53,473
NextGen Acquisition Corp. II	36,053	390,093
Northern Star Investment Corp. III	41,998	419,980

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2021
(Unaudited)

SPECIAL PURPOSE ACQUISITION COMPANIES (Continued)	Shares	Fair Value
Northern Star Investment Corp. IV	32,080	$320,800
Orion Acquisition Corp.	15,562	154,375
Pathfinder Acquisition Corp.	2	20
Peridot Acquisition Corp. II	44,467	444,225
Pine Technology Acquisition Corp.	73,242	730,223
Plum Acquisition Corp. I	73,547	728,115
Queen's Gambit Growth Capital	6,380	63,609
Reinvent Technology Partners Y	19	34
Reinvent Technology Partners Y (Class A)	153	1,512
Ross Acquisition Corp. II	17,636	175,831
RXR Acquisition Corp.	750	7,470
Silver Spike Acquisition Corp. II	7,134	71,839
Slam Corp.	54,459	543,501
Stratim Cloud Acquisition Corp.	43,903	439,030
TCW Special Purpose Acquisition Corp.	8,735	87,088
Tio Tech A (Germany)	22,530	225,300
TLG Acquisition One Corp.	94,701	939,434
Twelve Seas Investment Co. II	74,471	741,731
Viking Acquisitions LLC (Norway)(c)	1,687,500	1,306,597
TOTAL SPECIAL PURPOSE ACQUISITION COMPANIES (Cost $25,021,777)		$25,083,654
LIMITED PARTNERSHIPS — 5.0%
Blue Torch Credit Opportunities Fund II LP(b)(c)(d)(f)	55,000	$2,287,791
Metropolitan Partners Fund VII, LP(b)(c)(d)(f)	80,000	4,000,000
MSD Private Credit Opportunities Fund 2 LP(b)(c)(d)(f)	80,000	3,317,050
MSD Real Estate Credit Opportunities Fund(b)(c)(d)(f)	30,000	958,546
Nebari Natural Resources Credit Fund I LP(b)(c)(d)(f)	55,000	1,421,113
Piney Lake Opportunities Fund LP(b)(c)(d)	30,000	3,000,000
Post Road Special Opportunity Fund I LP(b)(c)(d)(f)	18,000	762,418
Silverpeak Credit Opportunities Onshore Fund LP(b)(c)(d)(f)	34,745	3,152,967
Silverpeak Special Situations(b)(c)(d)(f)	35,000	1,601,921
TOTAL LIMITED PARTNERSHIPS (Cost $20,137,655)		$20,501,806
PREFERRED STOCKS
ENGINEERING SERVICES — 0.1%
McDermott International, Inc.(b)(c)(d)	711	$426,651
ENERGY — 0.0%
Gulfport Energy Corp.(c)	21	$9,712
TOTAL PREFERRED STOCKS — 0.1% (Cost $21,000)		$436,363
CLOSED END FUND — 0.5%
Altaba Escrow(d) (Cost $108,570)	142,220	$2,047,968
WARRANTS — 0.0%
ENERGY — 0.0%
Cie Financiere Richemont SA 11/22/2023(a) (Cost $0)	69,686	$46,696
RIGHTS — 0.0%
MIDSTREAM — OIL & GAS — 0.0%
Windstream Rights Offering(a)(b)(c)(d) (Cost $316,230)	10,312	$139,212

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2021
(Unaudited)

BONDS & DEBENTURES	Principal Amount	Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.1%
NON-AGENCY — 0.1%
A10 Bridge Asset Financing LLC 2020-C A — 2.021% 8/15/2040(e)	$190,331	$191,328
Bear Stearns Commercial Mortgage Securities Trust 2005-PWR7 B — 5.214% 2/11/2041(g)	51,084	51,085
COMM Mortgage Trust 2014-FL5 C, 1M LIBOR + 2.150% — 2.223% 10/15/2031(e)(g)	180,726	178,307
		$420,720
TOTAL COMMERICAL MORTGAGE-BACKED SECURITIES (Cost $417,195)		$420,720
RESIDENTIAL MORTGAGE-BACKED SECURITIES — 3.0%
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATION — 3.0%
Finance of America HECM Buyout 2020-HB2 A, VRN — 1.710% 7/25/2030(e)(g)	$474,724	$476,757
Nationstar HECM Loan Trust 2019-2A M1, VRN — 2.359% 11/25/2029(e)(g)	125,000	126,306
Nomura Resecuritization Trust 2016-1R 3A1 — 5.000% 9/28/2036(e)(g)	42,263	42,792
PRPM LLC 2021-2 A1 — 2.115% 3/25/2026(e)(g)	1,261,612	1,260,907
PRPM LLC 2020-5 A1 — 3.104% 11/25/2025(e)(h)	1,749,882	1,761,485
VCAT LLC 2021 NPL2 A1 — 2.115% 3/27/2051(e)(h)	1,370,068	1,370,189
VCAT LLC 2021-NPL1 A1 — 2.289% 12/26/2050(e)(h)	448,354	449,561
VCAT LLC 2020-NPL1 A1 — 3.671% 8/25/2050(e)(h)	152,479	154,761
VOLT C LLC 2021-NPL9 A1 — 1.992% 5/25/2051(e)(h)	1,403,332	1,402,915
VOLT XCI LLC 2020-NPL7 A1 — 3.105% 11/25/2050(e)(h)	1,976,588	1,997,783
VOLT XCIV LLC 2021-NPL3 A1 — 2.240% 2/27/2051(e)(h)	1,555,050	1,554,763
VOLT XCV LLC 2021-NPL4 A1 — 2.240% 3/27/2051(e)(h)	1,722,446	1,721,206
		$12,319,425
TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost $12,279,874)		$12,319,425
ASSET-BACKED SECURITIES — 8.9%
COLLATERALIZED LOAN OBLIGATION — 6.5%
ABPCI Direct Lending Fund CLO I LLC 2017-1A ER, 3M USD LIBOR + 7.600%, FRN — 7.793% 4/20/2032(e)(g)	$2,942,000	$2,810,799
ABPCI Direct Lending Fund CLO I LLC 2016-1A E2, 3M USD LIBOR + 8.730%, FRN — 8.913% 7/20/2033(e)(g)	2,056,000	2,009,972
Adams Mill CLO Ltd. 2014-1A B2R — 3.350% 7/15/2026(e)	250,000	250,182
AGL CLO 6 Ltd. 2020-6A E, 3M USD LIBOR + 7.480%, FRN — 7.668% 7/20/2031(e)(g)	250,000	250,372
AGL CLO 7 Ltd. 2020-7A E, 3M USD LIBOR + 7.480%, FRN — 7.664% 7/15/2031(e)(g)	685,000	685,000
Barings CLO Ltd. 2021 — 1.000% 7/20/2027(g)	1,040,000	1,019,200
Cerberus Loan Funding XVIII LP 2017-1A A, 3M USD LIBOR + 1.750%, FRN — 1.934% 4/15/2027(e)(g)	37,673	37,680
CIFC Funding Ltd. 2020-2A E, 3M USD LIBOR + 7.635%, FRN — 7.823% 8/24/2032(e)(g)	569,000	571,309
Elm Trust 2020-3A A2 — 2.954% 8/20/2029(e)	109,000	109,252
Elm Trust 2020-4A B — 3.866% 10/20/2029(e)	1,177,000	1,172,458
Elm Trust 2020-3A B — 4.481% 8/20/2029(e)	271,000	271,117
Fortress Credit Opportunities IX CLO Ltd. 2017-9A E, 3M USD LIBOR + 7.250%, FRN — 7.406% 11/15/2029(e)(g)	328,000	321,737
Fortress Credit Opportunities VII CLO Ltd. 2016-7I E, 3M USD LIBOR + 7.490%, FRN — 7.609% 12/15/2028(g)	561,000	545,345
Golub Capital Partners ABS Funding Ltd. 2021-1A B — 3.816% 4/20/2029(e)	1,444,000	1,445,535
Golub Capital Partners ABS Funding Ltd. 2020-1A B — 4.496% 1/22/2029(e)	1,620,000	1,621,362
Hercules Capital Funding Trust 2018-1A A — 4.605% 11/22/2027(e)	347,795	349,402
Hercules Capital Funding Trust 2019-1A A — 4.703% 2/20/2028(e)	715,207	721,636
Ivy Hill Middle Market Credit Fund IX Ltd. 9A CR, 3M USD LIBOR + 2.350%, FRN — 2.540% 1/18/2030(e)(g)	630,000	614,243

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2021
(Unaudited)

BONDS & DEBENTURES (Continued)	Principal Amount	Fair Value
Ivy Hill Middle Market Credit Fund XII Ltd. 12A DR, 3M USD LIBOR + 8.170%, FRN — 8.312% 7/20/2033(e)(g)	$814,000	$797,804
Ivy Hill Middle Market Credit Fund, Ltd., 3M USD LIBOR + 7.750%, FRN — 7.934% 4/22/2033(e)(g)	3,464,000	3,375,962
Octagon Investment Partners 48 Ltd. 2020-3A E, 3M USD LIBOR + 7.660%, FRN — 7.848% 10/20/2031(e)(g)	850,000	853,096
Telos CLO Ltd. 2013-3A BR, 3M USD LIBOR + 2.000%, FRN — 2.190% 7/17/2026(e)(g)	550,000	550,012
VCP CLO II Ltd. 2021-2A E, 3M USD LIBOR + 8.400%, FRN — 8.594% 4/15/2031(e)(g)	4,421,000	4,413,922
Voya CLO Ltd. 2020-2A E, 3M USD LIBOR + 7.850%, FRN — 8.040% 7/19/2031(e)(g)	768,000	768,333
Woodmont Trust, 3M USD LIBOR + 2.000%, FRN — 2.190% 10/18/2032(e)(g)	758,000	760,703
		$26,326,433
EQUIPMENT — 0.8%
Coinstar Funding LLC Series 2017-1A A2 — 5.216% 4/25/2047(e)	$2,941,440	$2,935,107
Prop Series 2017-1A — 5.300% 3/15/2042(c)	524,493	472,043
		$3,407,150
OTHER — 1.6%
ABPCI Direct Lending Fund ABS I Ltd. 2020-1A A — 3.199% 12/20/2030(e)	$350,000	$351,050
ABPCI Direct Lending Fund ABS I Ltd. 2020-1A B — 4.935% 12/20/2030(e)	3,536,000	3,551,332
Diamond Infrastructure Funding LLC 2021-1A C — 3.475% 4/15/2049(e)	384,000	384,984
Legal Fee Funding — 8.000% 7/20/2036(e)	319,172	330,516
Monroe Capital ABS Funding Ltd. 2021-1A B — 3.908% 4/22/2031(e)	872,000	868,843
New Residential Mortgage LLC 2018-FNT1 A — 3.610% 5/25/2023(e)	225,715	225,784
New Residential Mortgage LLC 2018-FNT2 A — 3.790% 7/25/2054(e)	299,086	299,211
SpringCastle America Funding LLC 2020-AA A — 1.970% 9/25/2037(e)	433,351	438,333
TVEST 2020A LLC 2020-A A — 4.500% 7/15/2032(e)	147,332	148,598
		$6,598,651
TOTAL ASSET-BACKED SECURITIES (Cost $35,965,253)		$36,332,234
CORPORATE BONDS & NOTES — 7.6%
COMMUNICATIONS — 0.5%
Consolidated Communications, Inc. — 6.500% 10/1/2028(e)	$1,272,000	$1,362,566
Frontier Communications Corp. — 5.875% 10/15/2027(d)(e)	453,000	484,144
		$1,846,710
CONSUMER, CYCLICAL — 2.0%
Air Canada 2020-1 Class C Pass Through Trust — 10.500% 7/15/2026(e)	$2,643,000	$3,277,320
Aramark Services, Inc. — 6.375% 5/1/2025(e)	359,000	381,438
Carnival Corp. — 11.500% 4/1/2023(e)	582,000	655,477
CD&R Smokey Buyer, Inc. — 6.750% 7/15/2025(e)	385,000	412,674
Royal Caribbean Cruises Ltd. — 11.500% 6/1/2025(e)	3,168,000	3,644,150
		$8,371,059
CONSUMER, NON CYCLICAL — 0.1%
Cimpress plc — 7.000% 6/15/2026(d)(e)	$381,000	$401,479
ENERGY — 0.6%
Gulfport Energy Corp. — 6.000% 10/15/2024(c)	$337,000	$—
Gulfport Energy Corp. — 6.375% 5/15/2025(c)	162,000	—
Gulfport Energy Corp. — 6.375% 1/15/2026(c)	169,000	—
Gulfport Energy Corp. — 6.625% 5/1/2023(c)	171,000	—
Gulfport Energy Corp. — 8.000% 5/17/2026	77,704	83,532

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2021
(Unaudited)

BONDS & DEBENTURES (Continued)	Principal Amount	Fair Value
Natural Resource Partners LP / NRP Finance Corp. — 9.125% 6/30/2025(e)	$945,000	$926,100
Par Petroleum LLC / Par Petroleum Finance Corp. — 12.875% 1/15/2026(e)	1,300,000	1,469,000
		$2,478,632
FINANCIAL — 0.9%
Midcap Financial Issuer Trust — 6.500% 5/1/2028(e)	$3,466,000	$3,618,643
INDUSTRIAL — 3.5%
Tidewater, Inc. — 8.000% 8/1/2022	$13,850,325	$14,265,835
TOTAL CORPORATE BONDS & NOTES (Cost $28,362,919)		$30,982,358
CORPORATE BANK DEBT — 6.2%
ABG Intermediate Holding 2 LLC, 3M USD LIBOR + 5.250% — 6.250% 9/27/2024(d)(g)	$214,380	$214,380
ABG Intermediate Holding 2 LLC, 3M USD LIBOR + 3.250% — 4.000% 9/29/2024(d)(g)	1,687,208	1,685,622
Asurion LLC, 1M USD LIBOR + 3.000% — 3.104% 11/3/2024(d)(g)	2,331,059	2,304,834
BJ Services, Inc., 7.000% — 8.500% 1/3/2023(b)(c)(d)	380,054	361,052
Capstone Acquisition Hldgs, Inc. 2020 Delayed Draw Term Loan, 1M USD LIBOR — 4.750% 11/12/2027(d)(f)	399,000	—
Capstone Acquisition Holdings, Inc. 2020 Term Loan, 1M USD LIBOR + 4.750% — 5.750% 11/12/2027(d)(g)	2,214,870	2,214,870
Cimpress Public Ltd, 1M USD LIBOR + 3.500% — 4.000% 5/17/2028(d)(g)	1,009,000	1,003,955
Cincinnati Bell, Inc., 1M USD LIBOR + 3.250% — 4.250% 10/2/2024(d)(g)	1,038,967	1,037,856
Frontier Communications Corp., 1M USD LIBOR + 3.750% — 4.500% 5/1/2028(d)(g)	1,267,326	1,267,326
GHX Ultimate Parent Corp., 3M USD LIBOR + 3.250% — 4.000% 6/28/2024(d)(g)	981,444	976,536
Hanjin International Corp., 3M USD LIBOR + 5.000% — 5.500% 12/23/2022(d)(g)	1,666,000	1,661,835
Heartland Dental LLC, 1M USD LIBOR + 4.000% — 4.073% 4/30/2025(d)(g)	1,032,000	1,029,740
IG Investments Holding LLC, 3M USD LIBOR + 3.750% — 4.750% 5/23/2025(d)(g)	389,027	388,541
JC Penney Corp., Inc., 3M USD LIBOR + 4.250% — 5.250% 6/23/2023(d)(g)	471,317	1,178
Logix Holding Co. LLC, 1M USD LIBOR + 5.750% — 6.750% 12/22/2024(d)(g)	287,675	272,572
MB2LTL, 2M USD LIBOR + 9.250% — 10.250% 11/30/2023(c)(d)(g)	184,000	184,909
McDermott Super Senior Exit LC — 0.500% 6/30/2024(d)(f)	7,365,000	(1,270,463)
McDermott Intl Senior Exit LC — 0.000% 6/30/2024(b)(c)(d)(g)	162,662	(53,678)
McDermott LC, 1M USD LIBOR — 6.335% 12/31/2021(b)(c)(d)(f)	302,560	563,919
McDermott Technology Americas, Inc., 1M USD LIBOR + 1.000% — 1.113% 6/30/2025(d)(g)	1,164,298	518,113
McDermott Technology Americas, Inc., 1M USD LIBOR + 3.000% — 3.093% 6/30/2024(d)(g)	141,919	85,151
Mediaco Holding, Inc. Class A, 6.400% — 8.400% 11/25/2024(b)(c)(d)	3,544,384	3,296,277
OTG Management, LLC, 3M USD LIBOR + 7.000% — 10.000% 8/26/2021(c)(d)(g)	20,025	18,724
OTG Management, LLC, 3M USD LIBOR + 7.000% — 8.000% 8/26/2021(c)(d)(g)	53,472	49,997
OTGTL, 3M USD LIBOR + 9.000% — 10.000% 8/26/2021(c)(d)(g)	678,616	634,506
Packers Holdings LLC, 6M USD LIBOR + 3.250% — 4.000% 3/9/2028(d)(g)	1,190,000	1,183,550
Polaris Newco, LLC Term Loan B, 1M USD LIBOR — 4.000% 6/2/2028(d)(g)	774,000	775,354
Polyconcept North America Holdings, Inc., 6M USD LIBOR + 4.500% — 5.500% 8/16/2023(d)(g)	589,261	571,583
QBS Parent, Inc., 3M USD LIBOR + 4.250% — 4.397% 9/22/2025(d)(g)	1,974,684	1,905,570
Steenbok Lux Finco 2 SARL, 6M USD LIBOR + 7.875% — 7.875% 12/31/2021(d)(g)	1,204,248	1,447,571
Tech Data Corp. ABL Term Loan, 1M USD LIBOR + 3.500% — 3.604% 6/30/2025(d)(g)	847,595	848,654
Windstream Services LLC, 1M USD LIBOR + 6.250% — 7.250% 9/21/2027(d)(g)	258,385	258,707
TOTAL CORPORATE BANK DEBT (Cost $29,075,210)		$25,438,741
TOTAL BONDS & DEBENTURES — 25.8% (Cost $106,100,451)		$105,493,478
TOTAL INVESTMENT SECURITIES — 92.5% (Cost $304,468,234)		$378,399,465

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2021
(Unaudited)

SHORT-TERM INVESTMENTS — 7.9%	Principal Amount	Fair Value
State Street Bank Repurchase Agreement — 0.00% 7/1/2021 (Dated 06/30/2021, repurchase price of $32,065,000, collateralized by $32,789,600 principal amount U.S. Treasury Notes — 0.125% 2023,fair value $32,706,347)(i)	$32,065,000	$32,065,000
TOTAL SHORT-TERM INVESTMENTS (Cost $32,065,000)		$32,065,000
TOTAL INVESTMENTS — 100.4% (Cost $336,533,234)		$410,464,465
Other Assets and Liabilities, net — (0.4)%		(1,676,491)
NET ASSETS — 100.0%		$408,787,974

(a)  Non-income producing security.

(b)  These securities have been valued in good faith under policies adopted by authority of the Board of Directors in accordance with the Fund's fair value procedures. These securities constituted 7.20% of total net assets at June 30, 2021.

(c)  Investments categorized as a significant unobservable input (Level 3) (See Note 7 of the Notes to Financial Statements).

(d)  Restricted securities. These restricted securities constituted 13.44% of total net assets at June 30, 2021, most of which are considered liquid by the Adviser. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under policies adopted by authority of the Fund's Board of Directors.

(e)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(f)  All or a portion of this holding is subject to unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. See note 9.

(g)  Variable/Floating Rate Security — The rate shown is based on the latest available information as of June 30, 2021. For Corporate Bank Debt, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(h)  Step Coupon — Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2021.

(i)  Security pledged as collateral (See Note 8 of the Notes to Financial Statements).

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS —
RESTRICTED SECURITIES

June 30, 2021
(Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
ABG Intermediate Holding 2 LLC, 3M USD LIBOR + 5.250% — 6.250% 9/27/2024	07/15/2020	$210,224	$214,380	0.05%
ABG Intermediate Holding 2 LLC, 3M USD LIBOR + 3.250% — 4.000% 9/29/2024	03/06/2020, 02/02/2021, 03/17/2021,03/18/2021	1,680,118	1,685,622	0.41%
Altaba Escrow	09/27/2019	108,570	2,047,968	0.50%
Asurion LLC, 1M USD LIBOR + 3.000% — 3.104% 11/3/2024	01/06/2021, 03/01/2021, 03/02/2021,05/21/2021	2,329,410	2,304,834	0.56%
BJ Services, Inc., 7.000% — 8.500% 1/3/2023	01/28/2019	377,630	361,052	0.09%
Blue Torch Credit Opportunities Fund II LP	02/16/2021	2,234,819	2,287,791	0.56%
Capstone Acquisition Holdings, Inc. 2020 Term Loan, 1M USD LIBOR + 4.750% — 5.750% 11/12/2027	11/12/2020	2,194,660	2,214,870	0.54%
Cimpress plc — 7.000% 6/15/2026	04/30/2021	389,140	401,479	0.10%
Cimpress Public Ltd, 1M USD LIBOR + 3.500% — 4.000% 5/17/2028	04/30/2021	999,053	1,003,955	0.25%
Cincinnati Bell, Inc., 1M USD LIBOR + 3.250% — 4.250% 10/2/2024	11/13/2020	1,040,062	1,037,856	0.25%
Copper Earn Out Trust	12/08/2020	—	24,086	0.01%
Copper Property CTL Pass Through Trust	10/05/2017, 10/06/2017, 10/11/2017,11/19/2018, 11/27/2018,06/08/2020, 07/10/2020	528,672	293,059	0.07%
Epic Games, Inc.	06/25/2020	2,499,525	3,847,095	0.94%
Frontier Communications Corp., 1M USD LIBOR + 3.750% — 4.500% 5/1/2028	04/09/2021	1,254,835	1,267,326	0.31%
Frontier Communications Corp. — 5.875% 10/15/2027	12/10/2019	472,856	484,144	0.12%
GHX Ultimate Parent Corp., 3M USD LIBOR + 3.250% — 4.000% 6/28/2024	05/20/2021	974,433	976,536	0.24%
Hanjin International Corp., 3M USD LIBOR + 5.000% — 5.500% 12/23/2022	12/23/2020	1,659,504	1,661,835	0.41%
Heartland Dental LLC, 1M USD LIBOR + 4.000% — 4.073% 4/30/2025	06/10/2021	1,026,891	1,029,740	0.25%
IG Investments Holding LLC, 3M USD LIBOR + 3.750% — 4.750% 5/23/2025	05/27/2021	387,118	388,541	0.09%
JC Penney Corp., Inc., 3M USD LIBOR + 4.250% — 5.250% 6/23/2023	02/03/2021	—	1,178	0.00%
Logix Holding Co. LLC, 1M USD LIBOR + 5.750% — 6.750% 12/22/2024	03/31/2020, 06/30/2020, 09/30/2020, 12/31/2020	286,230	272,572	0.07%
MB2LTL, 2M USD LIBOR + 9.250% — 10.250% 11/30/2023	12/02/2016, 01/31/2017	182,815	184,909	0.05%
MSD PRIVATE CREDIT OPP FD 2 LP	03/08/2021	3,245,051	3,317,050	0.81%
MSD Real Estate Credit Opportunities Fund	06/11/2020	880,292	958,546	0.23%
McDermott International, Inc.	12/31/2020	—	426,651	0.10%
McDermott LC, 1M USD LIBOR — 6.335% 12/31/2021	03/04/2021	927,842	563,919	0.14%
McDermott Intl Senior Exit LC — 0.000% 6/30/2024	07/01/2020	(51,205)	(53,678)	(0.01)%
McDermott Super Senior Exit LC — 0.500% 6/30/2024	02/28/2020, 12/14/2020	(50,305)	(1,270,463)	(0.31)%

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS —
RESTRICTED SECURITIES (Continued)

June 30, 2021
(Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
McDermott Technology Americas, Inc., 1M USD LIBOR + 1.000% — 1.113% 6/30/2025	07/20/2020, 07/29/2020, 08/03/2020, 09/01/2020, 11/02/2020, 11/30/2020, 12/31/2020, 01/05/2021	$2,659,496	$518,113	0.13%
McDermott Technology Americas, Inc., 1M USD LIBOR + 3.000% — 3.093% 6/30/2024	07/27/2020	141,919	85,151	0.02%
Mediaco Holding, Inc. Class A, 6.400% — 8.400% 11/25/2024	06/01/2021	3,518,685	3,296,277	0.81%
Metropolitan Partners Fund VII, LP	05/13/2021	4,000,000	4,000,000	0.98%
Nebari Natural Resources Credit Fund I LP	08/18/2020, 10/05/2020	1,500,329	1,421,113	0.35%
OTG Management, LLC, 3M USD LIBOR + 7.000% — 8.000% 8/26/2021	03/31/2021, 06/30/2021	53,472	49,997	0.01%
OTG Management, LLC, 3M USD LIBOR + 7.000% — 10.000% 8/26/2021	02/05/2021, 05/05/2021	20,025	18,724	0.00%
OTGTL, 3M USD LIBOR + 9.000% — 10.000% 8/26/2021	03/31/2021, 06/30/2021	677,214	634,506	0.16%
PHI Group, Inc.	08/19/2019	210,879	427,109	0.10%
PHI Group, Inc., Restricted	08/19/2019	479,828	923,278	0.23%
Packers Holdings LLC, 6M USD LIBOR + 3.250% — 4.000% 3/9/2028	04/16/2021	1,184,167	1,183,550	0.29%
Piney Lake Opportunities Fund LP	06/30/2021	3,000,000	3,000,000	0.73%
Polaris Newco, LLC Term Loan B, 1M USD LIBOR — 4.000% 6/2/2028	06/10/2021	770,160	775,354	0.19%
Polyconcept North America Holdings, Inc., 6M USD LIBOR + 4.500% — 5.500% 8/16/2023	11/18/2019	585,792	571,583	0.14%
Post Road Special Opportunity Fund I LP	01/26/2021	736,353	762,418	0.19%
QBS Parent, Inc., 3M USD LIBOR + 4.250% — 4.397% 9/22/2025	04/13/2020	1,637,973	1,905,570	0.47%
Silverpeak Credit Opportunities Onshore Fund LP	06/07/2021	2,977,127	3,152,967	0.77%
Silverpeak Special Situations	06/07/2021	1,563,684	1,601,921	0.39%
Steenbok Lux Finco 2 SARL, 6M USD LIBOR + 7.875% — 7.875% 12/31/2021	06/30/202	1,301,943	1,447,571	0.35%
Tech Data Corp. ABL Term Loan, 1M USD LIBOR + 3.500% — 3.604% 6/30/2025	11/12/2020	847,701	848,654	0.21%
Windstream Rights Offering	11/16/2020	316,230	139,212	0.03%
Windstream Services LLC, 1M USD LIBOR + 6.250% — 7.250% 9/21/2027	08/11/2020	249,168	258,707	0.06%
TOTAL RESTRICTED SECURITIES		$54,220,385	$54,954,628	13.44%

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
STATEMENT OF ASSETS AND LIABILITIES

June 30, 2021
(Unaudited)

ASSETS
Investment securities — at fair value (identified cost $304,468,234)	$378,399,465
Short-term investments — at amortized cost repurchase agreement	32,065,000
Cash	97,787
Foreign currencies at value (identified cost $1,302,471)	1,296,482
Receivable for:
Dividends and interest	1,513,990
Investment securities sold	43,241
Total assets	413,415,965
LIABILITIES
Payable for:
Investment securities purchased	1,649,234
Advisory fees	234,365
Accrued expenses and other liabilities	2,744,392
Total liabilities	4,627,991
NET ASSETS	$408,787,974
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $1 per share; authorized 12,000,000 shares; outstanding 8,375,879 shares	$8,375,879
Additional Paid-in Capital	311,144,425
Distributable earnings	89,267,670
NET ASSETS	$408,787,974
NET ASSET VALUE
Common Stock net asset value per share	$48.81
Common Stock market price per share	$45.52

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
STATEMENT OF OPERATIONS

For the six months ended June 30, 2021
(Unaudited)

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $108,625)	$2,299,917
Interest	3,861,226
Total investment income	6,161,143
EXPENSES
Advisory fees	1,392,453
Legal fees	119,583
Transfer agent fees and expenses	75,533
Director fees and expenses	72,941
Reports to shareholders	71,504
Delaware tax expense	57,004
Custodian fees	44,104
Audit and tax services fees	28,765
Filing fees	12,397
Administrative services fees	9,661
Other professional fees	8,781
Other	10,285
Total expenses	1,903,011
Net investment income	4,258,132
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	14,069,104
Investments in foreign currency transactions	(44,099)
Net change in unrealized appreciation (depreciation) of:
Investments	18,217,841
Translation of foreign currency denominated amounts	(12,830)
Net realized and unrealized gain	32,230,016
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$36,488,148

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended June 30, 2021 (Unaudited)	Year ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$4,258,132	$5,907,793
Net realized gain	14,025,005	13,402,441
Net change in unrealized appreciation	18,205,011	1,855,774
Net increase in net assets resulting from operations	36,488,148	21,166,008
Distributions to shareholders	(7,607,983)	(13,868,717)
Capital Stock transactions:
Cost of Capital Stock repurchased	(2,040,159)	(2,055,818)
Net decrease from Capital Stock transactions	(2,040,159)	(2,055,818)
Total change in net assets	26,840,006	5,241,473
NET ASSETS
Beginning of period	381,947,968	376,706,495
End of period	$408,787,974	$381,947,968
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock repurchased	(46,936)	(53,652)
Change in Capital Stock outstanding	(46,936)	(53,652)

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
FINANCIAL HIGHLIGHTS

Selected data for each share of Capital Stock outstanding throughout each period

	Six months ended June 30, 2021	Year ended December 31,
	(Unaudited)	2020	2019	2018	2017	2016
Per share operating performance:
Net asset value at beginning of period	$45.35	$44.44	$37.66	$45.06	$41.12	$73.07
Income from investment operations:
Net investment income(1)	$0.51	$0.70	$0.72	$0.55	$0.50	$0.40
Net realized and unrealized gain (loss) on investment securities	3.83	1.82	7.02	(3.79)	5.17	2.82
Total from investment operations	$4.34	$2.52	$7.74	$(3.24)	$5.67	$3.22
Distributions to Common shareholders:
Dividends from net investment income	$(0.91)	$(1.00)	$(1.00)	$(4.20)	$(0.71)	$(1.58)
Distributions from net realized capital gains	—	(0.64)	—	—	(1.02)	(33.65)
Total distributions	$(0.91)	$(1.64)	$(1.00)	$(4.20)	$(1.73)	$(35.23)
Capital stock repurchased	$0.03	$0.03	$0.04	$0.04	— (2)	$0.01
Capital contributions(3)	—	—	—	—	—	0.05
Net asset value at end of period	$48.81	$45.35	$44.44	$37.66	$45.06	$41.12
Per share market value at end of period	$45.52	$39.91	$38.69	$32.55	$40.76	$35.95
Total investment return(4)	16.37%	7.79%	22.11%	(7.69)%	18.42%	8.13%
Net asset value total return(5)	9.69%	5.98%	20.89%	(10.30)%	14.01%	9.05%
Ratios/supplemental data:
Net assets, end of period (in $000's)	$408,788	$381,948	$376,706	$321,870	$388,264	$355,331
Ratios based on average net assets applicable to
Common Stock:
Expenses	0.95%†	1.04%	1.00%	0.91%	0.94%	0.91%
Net investment income	2.13%†	1.69%	1.71%	1.23%	1.16%	0.87%
Portfolio turnover rate	52%†	57%	29%	59%	30%	35%

(1)  Per share amount is based on average shares outstanding.

(2)  Rounds to less than $0.01 per share.

(3)  In 2016, 0.13% of the Fund's net asset value total return was the result of the Adviser's reimbursement of trade errors.

(4)  Based on market value per share, adjusted for reinvestment of distributions.

(5)  Based on net asset value per share, adjusted for reinvestment of distributions.

†  Annualized.

See accompanying Notes to Financial Statements.

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS

June 30, 2021
(Unaudited)

NOTE 1—Significant Accounting Policies

Source Capital, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The investment objective of the Fund is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services—Investment Companies. The significant accounting policies followed by the Fund in the preparation of its financial statements include the following:

A. Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, ("U.S. GAAP"). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

B. Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

C. Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Market discounts and premiums on fixed income securities are amortized over the expected life of the securities. Realized gains or losses are based on the specific identification method. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency fair value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the statement of operations. Distributions payable on the Common Stock are recorded on the ex-dividend date.

D. Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2018-13, Fair Value Measurement (Topic 820)—Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. The amendments eliminate certain disclosure requirements for fair value measurements for all entities, requires public entities to disclose certain new information and modifies some disclosure requirements. The new guidance is effective for all entities for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The Fund has adopted the standard for the current fiscal year and the changes are incorporated into the financial statements.

In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform (Topic 848) Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional expedients and exceptions for applying GAAP to contracts, hedging relationships, and other transaction to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting if certain criteria are met. The guidance is effective from March 12, 2020 through December 31, 2022. As of June 30, 2021, the guidance did not have a material impact on the Financial Statements.

NOTE 2—Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities (Long): The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including; those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. In addition, the emphasis on a value-oriented investment approach by the Fund's investment adviser, First Pacific Advisors, LP ("Adviser"), generally results in the Fund's portfolio being invested primarily in medium or smaller sized companies. Smaller companies may be subject to a greater degree of change in earnings and business prospects than larger, more established companies, and smaller companies are often more reliant on key products or personnel than larger companies. Also, securities of smaller companies are traded in lower volumes than those issued by larger companies and may be more volatile than those of larger companies. The Fund's foreign investments are subject to additional risks such as, foreign

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2021
(Unaudited)

markets could go down or prices of the Fund's foreign investments could go down because of unfavorable changes in foreign currency exchange rates, foreign government actions, social, economic or political instability or other factors that can adversely affect investments in foreign countries. These factors can also make foreign securities less liquid, more volatile and harder to value than U.S. securities. In light of these characteristics of smaller companies and their securities, the Fund may be subjected to greater risk than that assumed when investing in the equity securities of larger companies.

Interest Rate and Credit Risk: The values of, and the income generated by, most debt securities held by the Fund may be affected by changing interest rates and by changes in the effective maturities and credit rating of these securities. For example, the value of debt securities in the Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities. Debt securities are subject to credit risk, meaning that the issuer of the debt security may default or fail to make timely payments of principal or interest. The values of any of the Fund's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions.

Stripped Mortgage-Backed Interest Only ("I/O") and Principal Only ("P/O") Securities: Stripped mortgage backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest payments on the underlying mortgages (the I/O class), while the other class will receive all of the principal payments (the P/O class). The Fund currently has investments in I/O securities. The yield to maturity on I/Os is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield-to-maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in I/Os.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its fair value equals or exceeds the current fair value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a fair value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

Many countries have experienced outbreaks of infectious illnesses in recent decades, including swine flu, avian influenza, SARS and, more recently, COVID-19. The global outbreak of COVID-19 in early 2020 has resulted in various disruptions, including travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, financial markets and the economies of certain nations and individual issuers, any of which may negatively impact the Fund and its holdings. Similar consequences could arise as a result of the spread of other infectious diseases.

NOTE 3—Capital Stock

The Fund did not issue any shares of Common Stock under its Dividend Reinvestment Plan for shareholders during the period ended June 30, 2021. Effective October 5, 2020, the Board has reinstated the repurchase program through June 30, 2022. During the period ended June 30, 2021, the Fund repurchased 46,793 of its outstanding shares at a weighted-average discount of 9.50% from net asset value per share. These repurchases were made pursuant to the stock repurchase program approved annually by the Fund's Board of Directors. Under the program, the Fund is authorized to make open-market repurchases of its common stock of up to 10% of the Fund's outstanding shares during the twelve-month period beginning January 1, 2021. The Fund expects to repurchase its common stock when the discount to NAV of the trading price of its common stock on the NYSE is greater than 5%, subject to various factors, including the ability of the Fund to raise cash to repurchase shares in a tax-efficient manner.

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2021
(Unaudited)

NOTE 4—Advisory Fees and Other Affiliated Transactions

Pursuant to an investment advisory agreement (the "Agreement"), the Fund pays the Adviser, monthly investment advisory fees calculated at an annual rate of 0.725% for the first $100 million of total net assets, 0.700% for the next $100 million of total net assets, and 0.675% for any total net assets in excess of $200 million. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of brokerage and research services, legal expenses related to portfolio securities, and extraordinary expenses such as litigation) in excess of 1.5% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

For the period ended June 30, 2021, the Fund paid aggregate fees and expenses of $72,941 to all Directors who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

NOTE 5—Purchases and Sale

Cost of purchases of investment securities (excluding short-term investments) aggregated $135,654,534 for the period ended June 30, 2021. The proceeds and cost of securities sold resulting in net realized gains of $14,069,104 aggregated $88,604,859 and $74,535,755, respectively, for the period ended June 30, 2021.

NOTE 6—Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

The cost of investment securities held at June 30, 2021 was $306,980,562 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investment at June 30, 2021, for federal income tax purposes was $77,918,365 and $6,499,462, respectively resulting in net unrealized appreciation of $71,418,903. As of and during the period ended June 30, 2021, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The statute of limitations remains open for the last 3 years, once a return is filed. No examinations are in progress at this time.

NOTE 7—Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. However, most fixed income securities are generally valued at prices obtained from pricing vendors and brokers. Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1. The investments in limited partnerships represent investments in private funds which are valued at their net asset value as a practical expedient. The net asset value of the limited partnerships has been estimated primarily based upon the pro-rata ownership of the fair value of the limited partnerships as reported by the Management of the limited partnerships. Investments in private funds can

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2021
(Unaudited)

never be redeemed. Instead, the nature of the investments in this category is that distributions are received through the liquidation of the underlying assets of the limited partnerships.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of June 30, 2021:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Internet Media	$29,791,034	—	—	$29,791,034
Semiconductor Devices	27,330,013	—	—	27,330,013
Cable & Satellite	19,476,591	—	—	19,476,591
Cement & Aggregates	14,599,532	—	—	14,599,532
Investment Companies	11,207,621	—	—	11,207,621
Electrical Components	11,006,500	—	—	11,006,500
P&C Insurance	10,282,790	—	—	10,282,790
Diversified Banks	10,229,519	—	—	10,229,519
Application Software	5,520,042	—	$3,847,095	9,367,137
Insurance Brokers	9,086,808	—	—	9,086,808
Industrial Distribution & Rental	8,680,239	—	—	8,680,239
Banks	8,647,401	—	—	8,647,401
Railroad Rolling Stock	5,331,394	—	—	5,331,394
Chemicals	4,818,748	—	—	4,818,748
Base Metals	4,692,888	—	—	4,692,888
Apparel, Footwear & Accessory Design	4,680,665	—	—	4,680,665
Infrastructure Software	3,869,096	—	—	3,869,096
Commercial & Residential Building Equipment & Systems	3,672,646	—	—	3,672,646
Telecom Carriers	3,600,456	—	—	3,600,456
Food Services	3,536,352	—	—	3,536,352
Midstream—Oil & Gas	3,480,854	—	—	3,480,854
Household Products	3,157,120	—	—	3,157,120
E-Commerce Discretionary	2,743,131	—	—	2,743,131
Real Estate Owners & Developers	2,566,215	—	—	2,566,215
Hotels, Restaurants & Leisure	1,756,466	—	—	1,756,466
Internet Based Services	1,483,525	—	—	1,483,525
Energy	1,350,387	—	—	1,350,387
Medical Equipment	1,267,421	—	—	1,267,421
Integrated Utilities	1,167,241	—	—	1,167,241
Oil & Gas Services & Equipment	776,188	—	—	776,188
Entertainment Content	677,165	—	—	677,165
Retailing	—	—	317,145	317,145
Special Purpose Acquisition Companies	23,777,057	—	1,306,597	25,083,654
Limited Partnerships	—	—	20,501,806	20,501,806
Preferred Stocks
Engineering Services	—	—	426,651	426,651
Energy	—	—	9,712	9,712
Closed End Fund	—	$2,047,968	—	2,047,968
Warrants
Energy	46,696	—	—	46,696
Rights
Midstream—Oil & Gas	—	—	139,212	139,212

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2021
(Unaudited)

Investments	Level 1	Level 2	Level 3	Total
Commercial Mortgage-Backed Securities
Non-Agency	—	$420,720	—	$420,720
Residential Mortgage-Backed Securities
Non-Agency Collateralized Mortgage Obligation	—	12,319,425	—	12,319,425
Asset-Backed Securities
Collateralized Loan Obligation	—	26,326,433	—	26,326,433
Equipment	—	2,935,107	$472,043	3,407,150
Other	—	6,598,651	—	6,598,651
Corporate Bonds & Notes	—	30,982,358	—	30,982,358
Corporate Bank Debt	—	20,383,035	5,055,706	25,438,741
Short-Term Investment	—	32,065,000	—	32,065,000
	$244,309,801	$134,078,697	$32,075,967	$410,464,465

The following table summarizes the Fund's Level 3 investment securities and related transactions during the period ended June 30, 2021:

Investments	Beginning Value at December 31, 2020	Net Realized and Unrealized Gains (Losses)*	Purchases	(Sales)	Gross Transfers In/(Out)	Ending Value at June 30, 2021	Net Change in Unrealized Appreciation (Depreciation) related to Investments held at June 30, 2021
Common Stocks Application Software	$2,499,525	$1,347,570	—	—	—	$3,847,095	$1,347,570
Common Stocks Retailing	12,846	(224,373)	$528,672	—	—	317,145	(224,373)
Special Purpose Acquisition Companies	—	(35,909)	1,342,506	—	—	1,306,597	(35,909)
Limited Partnerships	5,609,247	284,431	15,118,522	$(510,394)	—	20,501,806	284,431
Preferred Stock Engineering Services	248,880	177,771	—	—	—	426,651	177,771
Preferred Stock Energy	—	(11,288)	21,000	—	—	9,712	(11,288)
Rights Midstream—Oil & Gas	113,432	25,780	—	—	—	139,212	25,780
Residential Mortgage-Backed Securities Non-Agency Collateralized Mortgage Obligation	125,912	394	—	—	$(126,306)	—	394
Asset-Backed Securities Equipment	463,354	22,980	(14,291)	—	—	472,043	22,968
Corporate Bank Debt	6,545,478	(864,696)	7,425,157	(293,861)	(7,756,372)	5,055,706	(731,260)
Closed End Fund	2,018,813	29,155	—	—	(2,047,968)	—	29,155
	$17,637,487	$751,815	$24,421,566	$(804,255)	$(9,930,646)	$32,075,967	$885,239

*  Net realized and unrealized gains (losses) are included in the related amounts in the statement of operations.

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2021
(Unaudited)

Level 3 Valuation Process: Investments classified within Level 3 of the fair value hierarchy are valued by the Adviser in good faith under procedures adopted by authority of the Fund's Board of Directors. The Adviser employs various methods to determine fair valuations including regular review of key inputs and assumptions, and review of related market activity, if any. However, there are generally no observable trade activities in these securities. The Adviser reports to the Board of Directors at their regularly scheduled quarterly meetings, or more often if warranted. The report includes a summary of the results of the process, the key inputs and assumptions noted, and any changes to the inputs and assumptions used. When appropriate, the Adviser will recommend changes to the procedures and process employed. The value determined for an investment using the fair value procedures may differ significantly from the value realized upon the sale of such investment. Transfers of investments between different levels of the fair value hierarchy are recorded at fair value as of the end of the reporting period.

There were transfers of $9,930,646 out of Level 3 into Level 2. Transfers out of Level 3 were due to change in valuation technique from recent trade activity to vendor priced.

The following table summarizes the quantitative inputs and assumptions used for items categorized as items categorized as Level 3 of the fair value hierarchy as of June 30, 2021:

Financial Assets	Fair Value at June 30, 2021	Valuation Technique(s)	Unobservable Inputs	Price/Range	Weighted Average Price
Special Purpose Acquisition Companies	$1,306,597	Restricted Security(a)	Cost	$0.77	$0.77
Common Stock— Application Software	$3,847,095	Restricted Security(f)	Quotes/Prices	$885.00	$885.00
Common Stock— Retailing	$317,145	Pricing Model(b)	Quotes/Prices	$11.25-$18.25	$17.72
Preferred Stock— Engineering Services	$426,651	Pricing Model(b)	Quotes/Prices	$600.00	$600.00
Preferred Stock— Energy	$9,712	Pricing Model(b)	Quotes/Prices	$462.50	$462.50
Rights/Warrants— Oil & Gas Services & Equipment	$139,212	Pricing Model(b)	Quotes/Prices	$13.50	$13.50
Asset-Backed Securities— Equipment	$472,043	Third-Party Broker Quote(c)	Quotes/Prices	$90.00	$90.00
Corporate Bank Debt	$888,136	Pricing Vendor	Prices	$93.50-$100.49	$94.96
	$510,241	Pricing Model(b)	Quotes/Prices	$33.00-$65.00	$68.37
	$3,657,329	Pricing Model(d)	Amortized Cost	$93.00-$95.00	$93.20
Limited Partnerships	$20,501,806	NAV as Practical Expedient(e)	N/A	$89.73-$102.61	$99.00

(a)  The fair value of the investment is based on the initial purchase price. If the financial condition of the underlying assets were to deteriorate, or if the market comparables were to fall, the valuve of the investment could be lower.

(b)  The Pricing Model technique for Level 3 securities involves recently quoted funding prices of the security.

(c)  The Third Party Broker Quote technique involves obtaining an independent third-party broker quote for the security

(d)  The Pricing Model technique for Level 3 securities involves external valuation by an independent third party.

(e)  No adjustments were made to the NAV provided by the administrator of the Limited Partnerships. Adjustments to the NAV would be considered if the practical expedient NAV was not as of Fund's measurement date; it was probable that the Limited Partnerships would be sold at a value materially different than the reported expedient NAV; or it was determined in accordance with the Fund's valuation procedures that the Limited Partnerships are not being reported at fair value.

(f)  The fair value of the investment is based on capital funding terms. If the financial condition of the underlying assets were to deteriorate, or if the market comparables were to fall, the valuve of the investment could be lower.

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2021
(Unaudited)

NOTE 8—Collateral Requirements

FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements.

The following table presents the Fund's repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of June 30, 2021, are as follows:

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Assets (Liabilities) in the Statement of Assets and Liabilities	Collateral (Received) Pledged		Assets (Liabilities) Available for Offset	Net Amount of Assets (Liabilities)*
State Street Bank and Trust Company:
Repurchase Agreement	$32,065,000	$(32,065,000	)**	—	—

*  Represents the net amount receivable from the counterparty in the event of default.

**  Collateral with a value of $32,706,347 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

NOTE 9—Commitments

As of June 30, 2021, the Fund was liable for the following unfunded commitments:

Asset Class	Unfunded Commitment
Limited Partnerships	$20,793,692
Corporate Bank Debt	$7,683,709

SOURCE CAPITAL, INC.
DIRECTOR AND OFFICER INFORMATION

(Unaudited)

Sandra Brown, Mark L. Lipson, Alfred E. Osborne, Jr., A. Robert Pisano, and Patrick B. Purcell are all Directors of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act (collectively, the "Independent Directors"). Directors serve until their resignation, removal or retirement.

Name, Address(1) and Year of Birth	Position(s) Held with the Director	Year First Elected as Director of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Director	Other Directorships Held by Director During the Past Five Years
Independent Directors
Sandra Brown, 1955	Director	2016	Consultant (since 2009). Formerly, CEO and President of Transamerica Financial Advisers, Inc. (1999-2009); President, Transamerica Securities Sales Corp. (1998-2009); Vice President, Bank of America Mutual Fund Administration (1990-1998). Director/Trustee of FPA Funds Trust, FPA New Income, Inc., FPA U.S. Core Equity Fund, Inc., and Source Capital (since 2016), and Director of Bragg Capital Trust (since 2020).	7	None
Mark L. Lipson, 1949	Director & Chairman	2015	Registered Investment Adviser, ML2 Advisors, LLC (since 2014). Formerly Managing Director, Bessemer Trust (2007-2014) and US Trust (2003-2006); Chairman and CEO of the Northstar Mutual Funds (1993-2001); and President and CEO of the National Mutual Funds (1988-1993). Director/Trustee of FPA Funds Trust, FPA New Income, Inc., FPA U.S. Core Equity Fund, Inc., and Source Capital (since 2015), and Director of Bragg Capital Trust (since 2020).	7	None
Alfred E. Osborne, Jr., 1944	Director	2013	Senior Associate Dean, (2003-Present), Interim Dean (2018-June 2019), Professor and Faculty Director (since 2003) Price Center for Entrepreneurship and Innovation at the John E. Anderson School of Management at UCLA. Dr. Osborne has been at UCLA since 1972. Director/Trustee of FPA Funds Trust, FPA New Income, Inc., FPA U.S. Core Equity Fund, Inc., and Source Capital (since 2013), and Director of Bragg Capital Trust (since 2020).	7	Kaiser Aluminum, and Wedbush, Inc.
A. Robert Pisano, 1943	Director	2013	Consultant (since 2012). Formerly, President and Chief Operating Officer of The Motion Picture Association of America, Inc. (2005- 2011). Formerly, National Executive Director and Chief Executive Officer of The Screen Actors Guild (2001-2005). Director/Trustee of FPA Funds Trust, FPA New Income, Inc., FPA U.S. Core Equity Fund, Inc., and Source Capital (since 2013), and Director of Bragg Capital Trust (since 2020).	7	Resources Global Professionals
Patrick B. Purcell, 1943	Director	2010	Retired (since 2000). Formerly, Consultant to Paramount Pictures 1998-2000; Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures (1983-1998). Director/Trustee of FPA Funds Trust and FPA New Income, Inc. (since 2006), of Source Capital, Inc. (since 2010), of FPA U.S. Core Equity Fund, Inc (since 2012), and Bragg Capital Trust (since 2020).	7	None

SOURCE CAPITAL, INC.
DIRECTOR AND OFFICER INFORMATION

(Unaudited) (Continued)

Name, Address(1) and Year of Birth	Position(s) Held with the Director	Year First Elected as Director of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Director	Other Directorships Held by Director During the Past Five Years
"Interested" Director(2)
J. Richard Atwood, 1960	Director	2016	Director and President of FPA GP, Inc., the General Partner of the Adviser (since 2018). Director/Trustee (since 2016, except the Bragg Capital Trust since 2020) and President (since 2015, except the Bragg Capital Trust since 2020) of each FPA Fund. Formerly, Managing Partner of FPA (2006-2018). Formerly, until 2015, Treasurer of each FPA Fund for more than the past five years.	7	None

(1)  The address of each Director is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.

(2)  "Interested person" within the meaning of the 1940 Act by virtue of their affiliation with the Fund's Adviser.

SOURCE CAPITAL, INC.
DIRECTOR AND OFFICER INFORMATION

(Unaudited) (Continued)

Officers of the Fund. Officers of the Fund are elected annually by the Board.

Name, Address(1) and Year of Birth	Position with Fund	Year First Elected as Officer of the Fund	Principal Occupation(s) During the Past Five Years
Steven Romick, 1963	Vice President and Portfolio Manager	2015

Director and President of FPA GP, Inc., the General Partner of the Adviser (since 2018). Vice President (since 2015) and Portfolio Manager of FPA Crescent Fund, a series of FPA Funds Trust (since 1993) and of Source Capital, Inc. (since 2015). Formerly, Managing Partner of FPA (2010-2018). Formerly, President of the Trust (2002-2015).

Mark Landecker, 1975	Vice President and Portfolio Manager	2015

Partner of FPA (since 2013). Formerly, Vice President of FPA (2009-2012). Vice President and Portfolio Manager of Source Capital, Inc. (since 2015) and Vice President (since 2015) and Portfolio Manager (since 2013) of the FPA Crescent Fund, a series of the FPA Funds Trust. Formerly, Managing Director (January 2013-December 2013).

Brian Selmo, 1977	Vice President and Portfolio Manager	2015

Partner of FPA (since 2013). Vice President and Portfolio Manager of Source Capital, Inc. (since 2015) and Vice President (since 2015) and Portfolio Manager (since 2013) of the FPA Crescent Fund, a series of the FPA Funds Trust. Formerly, Managing Director (January 2013-December 2013).

Thomas. H. Atteberry, 1953	Vice President and Portfolio Manager	2015	Partner of FPA. Formerly Chief Executive Officer of the Fund (until 2015). Vice President and Portfolio Manager of FPA Flexible Fixed Income Fund (since 2018).
Abhijeet Patwardhan, 1980	Vice President and Portfolio Manager	2015

Partner (since 2017) and a Director of Research (since 2015) of FPA; Managing Director of FPA from 2015 to 2017, Senior Vice President of FPA from 2014 to 2015; Analyst and Vice President of FPA from 2010 to 2013. Vice President and Portfolio Manager of FPA Flexible Fixed Income Fund (since 2018).

Ryan A. Leggio, 1980	Vice President, Strategy	2021	Partner of FPA (since 2018), and previously Senior Vice President (2014- 2017) and Vice President (2011-2013).
J. Richard Atwood, 1960	President	1997

Director and President of FPA GP, Inc., the General Partner of FPA (since 2018). Director/Trustee (since 2016, except Bragg Capital Trust since 2020) and President for more than the past five years (except Bragg Capital Trust since 2020) of each FPA Fund. Formerly, Managing Partner of FPA (2006-2018).

Karen E. Richards, 1969	Chief Compliance Officer	2019

Chief Compliance Officer of FPA (since 2018); and Chief Compliance Officer of each FPA Fund (since 2019, except Bragg Capital Trust since 2020). Formerly, Deputy Chief Compliance Officer of First Republic Investment Management, LLC (from 2016 to 2018), and Vice President, Senior Compliance Officer of Pacific Investment Management Company (from 2010 to 2016).

E. Lake Setzler III, 1967	Treasurer	2006	Senior Vice President (since 2013) and Controller of FPA; and Treasurer of each FPA Fund for more than the past five years (except Bragg Capital Trust since 2020).
Rebecca D. Gilding, 1979	Secretary	2019

Vice President and Counsel, State Street Bank and Trust Company (since 2016); and Secretary of each FPA Fund (since 2019, except Bragg Capital Trust since 2020). Formerly, Assistant Vice President and Associate Counsel, Brown Brothers Harriman & Co. (2013 to 2016).

(1)  The address for each Officer (except Ms. Gilding) is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025. Ms. Gilding's address is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.

SOURCE CAPITAL, INC.

(Unaudited)

INVESTMENT ADVISER

First Pacific Advisors, LP
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025

(800) 982-4372 or (310) 473-0225

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

LEGAL COUNSEL

Dechert LLP
One Bush Street, Suite 1600

San Francisco, California 94104

TRANSFER AND SHAREHOLDER SERVICE AGENT AND REGISTRAR

American Stock Transfer &
Trust Company, LLC
6201 15th Avenue
Brooklyn, New York 11219
(800) 279-1241 or (718) 921-8124
www.amstock.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
725 South Figueroa Street
Los Angeles, California 90017

STOCK EXCHANGE LISTING

New York Stock Exchange: SOR

SUMMARY OF DIVIDEND REINVESTMENT PLAN

Holders of record (other than brokers or nominees of banks and other financial institutions) of Common Stock are eligible to participate in the Dividend Reinvestment Plan ("Plan"), pursuant to which distributions to shareholders are paid in or reinvested in shares of Common Stock of the Fund ("Dividend Shares"). American Stock Transfer & Trust Company, LLC, acts as the "Agent" for Plan participants. All correspondence with the Agent should be sent to: American Stock Transfer & Trust Company, LLC, Attn: Shareholder Relations Department, 6201 15th Avenue, Brooklyn, New York, 11219.

A shareholder may join the Plan by signing and returning an authorization form that may be obtained from the Agent. A shareholder may elect to withdraw from the Plan at any time by written notice to the Agent and thereby elect to receive cash in lieu of Dividend Shares. There is no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. The Fund reserves the right to amend or terminate the Plan.

Purchases of the Fund's shares are made by the Agent, on behalf of the participants in the Plan, promptly after receipt of funds, and in no event later than 30 days from such receipt except when restricted under applicable federal securities laws. The Agent purchases outstanding shares in the market when the price plus estimated commissions of the Fund's Common Stock on the NYSE is lower than the Fund's most recently calculated net asset value per share. To the extent that outstanding shares are not available at a cost of less than per share net asset value, the Agent, on behalf of the participants in the Plan, accepts payment of the dividend, or the remaining portion thereof, in authorized but unissued shares of Common Stock of the Fund on the payment date. Such shares are issued at a per share price equal to the higher of (1) the net asset value per share on the payment date, or (2) 95% of the closing market price per share on the payment date. There are no brokerage  charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account is the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

For Federal income tax purposes, shareholders who reinvest distributions are treated as receiving distributions in an amount equal to the fair market value, determined as of the payment date, of the shares received if the shares are purchased from the Fund. Such value may exceed the amount of the cash distribution that would have been paid. If outstanding shares are purchased in the open market, the taxable distribution equals the cash distribution that would have been paid. In either event, the cost basis in the shares received equals the amount recognized as a taxable distribution.

In the case of foreign participants whose dividends are subject to United States income tax withholding and in the case of any participants subject to 31% federal backup withholding, the Agent will reinvest dividends after deduction of the amount required to be withheld.

All record holders of Common Stock are also offered the opportunity, on a voluntary basis, to send in cash payments of not less than $100 each up to a total of $7,500 per month to purchase additional shares of the Common Stock of the Fund through participation in the Cash Investment Plan ("Cash Plan"). Under the Cash Plan, shares are purchased in the market and no shares are issued by the Fund. A brochure describing the terms and conditions of the Cash Plan, including fees and expenses, is available from the Agent.

SOURCE CAPITAL, INC.

11601 Wilshire Boulevard, Suite 1200
Los Angeles, California 90025

(b)	Not Applicable.

Item 2. Code of Ethics.

Not applicable to this semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this semi-annual report.

Item 6. Investments.

(a)	Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Not required for this filing.

(a)(2)	Not required for this filing.

(a)(3)	Not required for this filing.

(a)(4)	Not required for this filing.

(b)          There have been no changes to any of the registrant’s portfolio managers since last reported in the registrant’s Annual Report dated December 31, 2020 and as filed in Form N-CSR on March 9, 2021 SEC Accession No. 0001104659-21-033733.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

The registrant’s Board of Directors reinstated the stock repurchase program at a Meeting of the Board of Directors on September 14, 2020 to repurchase up to 10% of the registrant’s outstanding common stock through December 31, 2021.  During the period ended June 30, 2021, the registrant repurchased 46,793 shares of common stock as further detailed below.

Period	Total Number of Shares Purchased	Average Price Paid Per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
1/1/21 - 1/31/21	8,200	$40.77	8,200	834,067
2/1/21 – 2/28/21	8,428	$41.77	8,428	825,639
3/1/21 – 3/31/21	1,990	$43.19	1,990	823,649
4/1/21 - 4/30/21	10,192	$44.05	10,192	813,457
5/1/21 – 5-31-21	9,092	$44.96	9,092	804,365
6/1/21 – 6/30/21	8,891	$45.28	8,891	795,474

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)          The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOURCE CAPITAL, INC.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	September 10, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	September 10, 2021

By:	/s/ E. Lake Setzler III
E. Lake Setzler III
Treasurer (principal financial officer)

Date:	September 10, 2021